Exhibit 99.1

News Release

Contact:	Tim Paynter (Media)
703-280-2720
tim.paynter@ngc.com

Todd Ernst (Investors)
703-280-4535
todd.ernst@ngc.com

Northrop Grumman Announces Organization and Leadership Changes

FALLS CHURCH, Va. - Sept. 18, 2019 - Northrop Grumman Corporation (NYSE: NOC) announces organization changes to its operating sectors to better align the company’s broad portfolio to serve its customers’ needs. There will be four operating sectors: Aeronautics Systems, Defense Systems, Mission Systems and Space Systems. The changes are effective Jan. 1, 2020.
“This new operating structure allows us to take full advantage of our company’s portfolio by aligning businesses that have shared markets, customers and technologies,” said Kathy Warden, chairman, chief executive officer and president of Northrop Grumman. “It will accelerate our ability to rapidly identify and deliver the technologies, products and services our customers need, and fuel our continued growth and execution.”

In addition, Patrick M. Antkowiak, corporate vice president and chief strategy and technology officer, and Christopher T. Jones, corporate vice president and president of Technology Services, have announced their intent to retire.

“Chris and Pat have made significant contributions to Northrop Grumman,” Warden said. “Their leadership and commitment to our company and our customers have been instrumental in laying the foundation for our future success. I want to sincerely thank them for their leadership.”

The four operating sectors will be:

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Aeronautics Systems, an innovative manned and unmanned air system provider, with a proven track-record of systems engineering, manufacturing excellence and reliability. This sector will be led by Janis Pamiljans, current corporate vice president and president of Aerospace Systems.

•	Defense Systems, a broad-spectrum provider of critical technology services, sustainment and modernization, including integrated battle command systems, directed energy, tactical weapons and

Northrop Grumman Corporation
2980 Fairview Park Drive Falls Church, VA 22042-4511
news.northropgrumman.com

information systems, focused on evolving threats and quick-turn requirements for a wide variety of national security, military and civilian customers. The sector will be led by Mary Petryszyn, current vice president and general manager, Land & Avionics C4ISR, Mission Systems.

•
Mission Systems, a technology leader in open, cyber-secure, software-defined systems for defense and intelligence applications across multiple domains. This sector will be led by Mark Caylor, current corporate vice president and president of Mission Systems.

•
Space Systems, a space and launch systems provider serving national security, civil and commercial customers. Blake Larson, current corporate vice president and president of Innovation Systems, will lead the Space Systems sector.

The changes announced today are not expected to have a material impact on the company's 2019 financial results or guidance as updated in July 2019.

Northrop Grumman is a leading global security company providing innovative systems, products and solutions in autonomous systems, cyber, C4ISR, space, strike, and logistics and modernization to customers worldwide. Please visit news.northropgrumman.com and follow us on Twitter, @NGCNews, for more information.

Forward-Looking Statements

This press release may contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “intend,” “may,” “could,” “guidance,” and similar expressions generally identify these forward-looking statements.

Forward-looking statements include, among other things, statements relating to our future financial condition, results of operations and/or cash flows. Forward-looking statements are based upon assumptions that we believe to be reasonable when made, but which may change over time. These statements are not guarantees of future performance and inherently involve a wide range of risks and uncertainties that are difficult to predict. Specific risks that could cause actual results to differ materially from those expressed or implied in these forward-looking statements include, but are not limited to, those identified and discussed more fully in the section entitled “Risk Factors” in the Form 10-K for the year ended December 31, 2018 and in our other filings with the Securities and Exchange Commission.

You are urged to consider the limitations on, and risks associated with, forward-looking statements and not unduly rely on the accuracy of forward-looking statements. These forward-looking statements speak only as of the date this press release is first issued. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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Northrop Grumman Corporation
2980 Fairview Park Drive Falls Church, VA 22042-4511
news.northropgrumman.com